EXHIBIT 10.3

(English Translation of an Agreement originally drafted in Mandarin Chinese)

PRINCIPAL SECURED LOAN AGREEMENT OF MAXIMUM AMOUNT

BORROWER(PARTY A): GOLDENWAY NANJING GARMENT CO, Ltd.

ADDRESS: 509 CHENGXIN ROAD ,JIANGNING ECONOMIC AND
TECHNOLOGICAL DEVELOPMENT ZONE

POST CODE:

LEGAL REPRESENTATIVE: KANG YI HUA

LENDER(PARTY B):THE INTERNATIONAL BUSINESS DEPARTMENT OF NANJING
CITY COMMERCIAL BANK

ADDRESS:HUANHGAI ROAD NO.50, NANJING

POST CODE:210005

LEGAL REPRESENTATIVE: DAI LING

FAX:	84551026
PHONE:	84544222

BORROWER (Party A):	GOLDENWAY NANJING GARMENT CO, Ltd.

LENDER (PARTY B):	THE INTERNATIONAL BUSINESS DEPARTMENT OF NANJING CITY

COMMERCIAL BANK

To ensure the realization of creditor’s rights from Party B , the Party A would like to provide the mortgage assurance of maximum amount for a series of creditor’s rights formed between Party B and Goldenway Nanjing Garment Co,ltd. According to the relevant laws and regulations, the agreement made between the two parties is for the compliance and enforcement.

Item 1 The Assurance and Declaration of Party A

1.    Party A is the complete effective legal owner or an operator of the securities under the Chinese law in this agreement, there is no disputes over the ownership or the right of management on the securities.

2.   Party A understands the use of loan completely, and provides the borrower with principal agreement with securities under complete free will.

3.   The whole meaning under this agreement is real and we make adequate, reasonable expression to the law of the securities under this agreement.

4.   The securities under this agreement can be mortgaged according to law.

5.   The securities of this agreement is without limit.

6.   The securities under this agreement haven’t been sealed, detained or monitored by law.

7.   Party A assures that it would inform the leaseholder with the establishment of mortgage if the securities under this agreement have been rent partly or fully. Party A also should inform Party B of the rent condition in written form.

Item 2 Securities

Party A sets up securities subject to the listed “Bill of securities”.

Bill of securities

Name of securities	Certificate and code	Address	Book Value on the invoice of securities	The Valuation of securities	The sum of securities already set up for other debt	Notes
Industrial workshop	Certificate for the right of house in Jiangning Development Zone NO.J00032215-J00032220	Industrial real estate NO.6, 509 Chengxin Road Jiangning Development Zonee	15,100,000 yuan	72,983,300 yuan	None	None

Party A sets up mortgage according to the listed “Bill of securities”. The valuation of the securities will not be the basis or limits for the disposal of the securities by Party B.according to Item 10 of the agreement.

Item 3 Secured Creditor’s Rights

One, The secured creditor’s rights means a series of creditor’s rights formed during the time that Party B provides Pary A with loan continuously in the period between August 15, 2006 and August 15, 2008 with the maximum amount of 50million yuan.. If Party A makes the secured obligation to this agreement , it can provide the securities to the borrowed principals against the maximun amount.

Two, At any time during the above mentioned period, if the balance of creditor’s unpaid borrowings does not exceed the maximum amount , Party B can provide the borrower with loan continuously and regularly during the period. Party A should provide the securities within maximum amount to all the borrowings granted by Pary B despite the times and the amount of borrowings and the expiration date exceeding the period.

The range of the mortgage securities provided by Party A includes loan principals, interest (include compound interest and punishment interest ), penalty, compensation and all fares out of the creditor’s rights realization of Party B (include but not limited to legal cost, arbitration fees, possession protection fees ,travel charge, executing fees, evaluating fees, auctioneer’s fee and so on).

Three, Party A confirms and accepts of its own will that , when borrower doesn’t pay back the debt according to each borrowing agreement subject to this principal agreement, Party B has the right to ask Party A to undertake the secured responsibility within its securities range directly, whether Party B has other securities(include but not limited by assurance , mortgage, impawn, letter of guarantee, stand-by credit and so on ) to the creditor’s rights under the actual borrowing agreement.

Four, During the promissory period under term one, a series of agreements and other legal documents signed between Party B and Party A forming the claims and liabilities are the actual borrowing agreements subject to this principal agreement.

Item 4 The Effective Term of the Mortgage Rights

The effective term of the mortgage right is two years after the expiration of litigations for the secured creditor’s rights .

Item 5, The Signing and Changing of the Secured Actual Borrowing Agreement

The actual borrowing items including the amount, the date, time limit, rate, usage etc will be discussed and signed in the actual borrowing agreement between Party A and Party B.

Party A confirms that , Party B signs actual borrowing agreement with Party A under term three of this principal agreement, the secured responsibility of Party A will not be reduced when Party B changes the actual borrowing agreement without informing Party A which is taken as obtaining the pre-approval by Party A.

It also regarded as having Party A’s pre-approval when changing rate according to actual borrowing agreement during the period of mortgage , Party B does not need to inform Party A, and Party A still should undertake the secured responsibility .

Item 6,   The Independence of Effectiveness of the Agreement

The effectiveness of this agreement is separate from actual borrowing agreement ,the invalidation of the whole or part of actual borrowing agreement does not affect the effectiveness of this agreement. If the actual borrowing agreement has been affirmed as ineffective or reversible , Party A also undertakes the secured responsibility caused by the assets returning or the loss compensation from the borrower.

Item 7 ,  Reservation of Securities

During the period of the mortgage , Party A has the obligation to keep the securities without damage, and prepare for the inspection by the Party B at any time. If damage, vanishing or other situation make the value of the securities decreased, Party A should inform Party B at once and provide other securities with the same value of the decreased part in ten working days of the bank.

Item 8   Insurance of Securities

During the period of keeping securities, before the total creditor’s rights having been paid, Party A should insure the securities according to relevant laws and Party B’s specific requirements for nature and amount of insurance .The period of insurance is not short than the effective period of actual borrowing agreement. During the period of insurance, Party A can not pause or withdraw insurance with any reason. If the insurance pauses, Party B has the right to make insurance for Party A and all fees incurred will be covered by Party A. If the creditor’s rights under Party A’s assurance have not been paid at the expiration of insurance, Party A should extend the insurance term.

During the existence and continuance of the mortgage, the original copy of certificate of insurance should be kept by Party B.

The Party A should require the insurance agent to give clear indication of the following things on the certificate: The Party B should be the first beneficiary of this insurance. In case of the occurrence of the insured accidents, the insurance agent should transfer the compensation to the named account of the Party B directly. If the securities has been insured without the indication that the Party B is the preferential interested party, the preferential interested party should be named or changed to the Party B.

Regarding the compensation of the insurance, it is approved by the Party A that the Party B has the right to choose the following manners to deal with it and the Party A will assist the latter one to transact related procedures:

(1)	Used to discharge or discharge in advance the principal, the interest and related expenses under the actual borrowing agreement items;
(2)	Shifted to dated deposit and the deposit receipt will used to be the impawn securities
(3)	With the approval of the Party B, the compensation can be used to restore the securities in order to resume the value of it
(4)	Draw from the named third party of the Party B
(5)	The Party A can dispose the compensation freely once he has provided new securities required by the Party B

Item 9	The Compensation of Damage by the Third Party

During the existence and continuance of the mortgage, the compensation of damage should be deposited to the named account of the Party B in the event that the securities value has been decreased owing to the conduct of the third party. As to this damage compensation, the Party A should approve that the Party B has the right to choose the following manners to deal with the compensation and will assist the Party B to transact related procedure:

(1) Used to discharge or discharge in advance the principal, the interest and related expenses under the actual borrowing agreement items;

(2) Shifted to dated deposit and the deposit receipt will used to be the impawn securities

(3) With the approval of the Party B, the compensation can be used to restore the securities in order to resume the value of it

(4) Draw from the named party of the Party B

(5) The Party A can dispose the compensation freely once he has provided new securities required by the Party B

During the existence and continuing of the hypothec, if the value of the securities is not enough to discharge the principal, the interest and related expenses under the actual borrowing agreement items owing to the conduct of the third party, the Party A should provide new securities approved by the Party B. The non-decreased part of securities’s value should still be regarded as the securities of the hypothec.

Item 10    Disposal of the Securities

1.  During the existence and continuing of the hypothec, Party A is not allowed to present, lease, pledge repeatedly, move or dispose of the securities herein in other ways without written permission of Party B.

2.  During the existence and continuing of the hypothec, the Party A should get the Party B’s consent in written form to dispose the securities and agree that the Party B has the right to choose the following manners to dispose the earnings from the disposal of the securities:

(1) Used to discharge or discharge in advance the principal, the interest and related expenses under the actual borrowing agreement items;

(2) Shifted to dated deposit and the deposit receipt will used to be the impawn securities

(3) Draw from the named third party of the Party B

(4) The Party A can dispose the compensation freely once he has provided new securities required by the Party B

Item 11 Fulfillment of the Mortgage Rights

In case of any of the following instances, the Party B has the right to dispose the securities according to law:

1.   The Party B has not been discharged at the expiration of date of the performance of the full or part of the principal or interest of the debt under the actual borrowing agreement items.

2.   In case of other instances that the Party B can fulfill the creditor’s right in advance according to the agreement in the actual borrowing agreement

Item 12 The rights and Obligations of the Party A

1.   Once the agreement become effective, the Party A will neither make any form of securities or impawn of the herein securities nor lease, transfer or present the securities herein to any third party.

2.   If the Party B transfer the main creditor’s right to the third party according to law after the effectiveness of the agreement, the Party A will continue to assume the responsibility of guarantee on the range of former securities.

3.   Except for the extension of date and the increase of the amount of the loan, the Party B and the borrower can negotiate to alter the actual borrowing agreement without the consent of the Party A and the Party A will still take on the responsibility of guarantee on the range of securities confirmed in the agreement.

4.   If the Party A’s conduct will decrease the value of the securities it should be stopped; if the decrease has been caused, the Party A has the obligation to resume the value of the securities or provide the securities equaled to the value of the decreased part

5.   If the decrease of the securities’ value is not the fault of the Party A, he should provide the securities to the Party B on the range of the damage compensation.

6.   If the government needs to confiscate the securities herein because of national construction, the Party A should use the confiscation compensation to discharge the guaranteed main creditor’s right or draw from the third party appointed by the two parties.

7.   Bear related expenditure herein, including but not limited to the expense of the service of lawyer, the insurance of property, appraisal, evaluation, registration, transfer, storage and suit.

8.   After the effectiveness of this agreement, if separation, amalgamation or reconstruction of stock system happens, the Party A should fulfill the obligation of securities herein

9.   When the hypothec is or will potentially be invaded by any third party, the Party A has the obligation to inform the Party B and assists to avoid the invasion

10.	Inform the Party B in written form in time in any of the following cases;

(1)   Management system has changed such as the practice of agreement. tenancy pool, amalgamation, separation, reconstruction of stock system and cooperation with foreign merchants

(2)	The alternation of business line, registration capital and stock right
(3)	Relate to the suit of big economic entanglement case
(4)	Dispute of the belonging of securities
(5)	Bankruptcy, going out of business, disbandment, withdrawal of business certificate.
(6)	Address, phone number and member as of right has changed.

11.    In case of article (1) and (2), the Party A should inform the Party B 30days ahead; in case of other instances of item 10,the Party A should inform the Party B in written form within 5 days.

12.   When the borrower of the actual borrowing agreement has discharged all the debt under the actual borrowing agreement items, the Party A has the right to release the securities herein.

Item 13 The Rights and Obligations of Party B

1.    If the borrower doesn’t return the principal\interest and other expenditure accordingly atthe expiration of the performance of the actual borrowing agreement, the Party B has the right to dispose the securities herein according to law.

2.   In case of any of the following instances, the Party B has the right to dispose the securities in advance according to law and get repaid preferentially from earnings of the disposal:

(1)  Rescind the actual borrowing agreement according to the articles of the actual borrowing agreement or the provision of law

(2)  Take back the loan money in advance according to other articles in the actual borrowing agreement and creditor’s right is not fulfilled or is not fulfilled completely

3.   Has the right to require the Party A to assist to avoid the infringement of hypothec by any other third party

4.   If the Party B transfers the creditor’s rights within the availability of the agreement, he should inform the Party A in time

5.   After the fulfillment of the hypothec, the Party B should assist the Party A to fulfill his right to the borrower.

6.   After the repayment of all the debt guaranteed in this agreement, the left part of the earnings from the disposal of the securities should be sent back to the Party A

Item 14 Violation of the Agreement and the Disposal

During the continuing of the hypothec, if the Party A violates concerned articles in this agreement, the Party B has the right to require the former one to correct the violation in limited time, provide corresponding securities and compensate the lost and has the right to dispose the securities in advance

The Party A agrees that the Party B has the right to choose the following manners to handle the earnings from the disposal of the securities:

(1) Used to discharge or discharge in advance the principal, the interest and related expenses under the actual borrowing agreement items;

(2) Shifted to dated deposit and the deposit receipt will used to be the impawn securities

(3) Draw from the named party of the Party B

(4) The Party A can dispose the compensation freely once he has provided new securities required by the Party B

Item 15 The Registration and Write-off of the Securities

If the securities need to be registered according to law, both parties should go to the related department to transact the registration when the agreement is signed. The Party A should transfer other right letters of the securities, the original copy of the registration letter and other right letters to the Party B.

When all the debts under the articles of the actual borrowing agreement and this agreement have been discharged, the Party B and the Party A should transact the write-off of the securities in time

Item 16 Bearing of the Expenditure

The Party A assumes all the expenditure of evaluation, notarization, insurance, registration, appraisal, storage and drawing concerned to the items of this agreement

Item 17 Miscellaneous

The mortgager has well realized the risk of interest rate, eg.the actual borrowing agreement adopts floating interest rate and is willing to take on the increased responsibility owing to the floating of the interest rate

Item 18 The Settlement of the Disputes of the Agreement

If the dispute occurs during the performance of the agreement, it can be settled through negotiation. If not, the dispute should be settled with the first mode as following:

1.    Suit to the local court of the Party B.

2.    Refer to arbitrage committee. It will be arbitrated according to the effective arbitration rules at the time of appeal of the arbitration. The arbitration is final and is binding on both parties.

During the period of suit or arbitration, the non-disputed articles of this agreement should continue to be performed.

Item 19 This Agreement will become effective when it meets the following conditions

1.    This agreement is signed and sealed by the member as of right (principal) or authorized agent of the Party A (If the Party A is natural person, it only needs signature) and the principal or the authorized agent of the Party B.

2.    The guaranties on the securities list of this agreement have been registered if needed by law.

Item 20 This Agreement has two copies; the Party A and the Party B will each keep one copy.

Item 21 Declarations

1.    The Party A knows the business line and authorization limit of the Party B clearly.

2.    The Party A has read all the articles of this agreement and especially pays attention to articles with the black letters. As requested by the Party A, the Party B has made relevant explanation concerned to this agreement. The Party A has completely known and fully understood the meanings and relevant sequences of law of the articles in this agreement.

3.    The Party A has the right to sign this agreement.

The Party A (seal):

Authorized signature:

_ _ _date

The Party B (seal):

Authorized signature:

_ _ _date